UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2013

National American University Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34751	83-0479936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5301 S. Highway 16 Rapid City, SD		57701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (605) 721-5220

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 28, 2013, Dlorah, Inc., a South Dakota corporation and a wholly-owned subsidiary of National American University Holdings, Inc. (the “Seller”) entered into a contract for deed (“Contract”) with Sharaf 3 Properties, LLC, a South Dakota limited liability company (the “Buyer”), for the sale of property located in downtown Rapid City, South Dakota. The purchase price for the property is $4,000,000. Interest on the purchase price, commencing on the closing date, will accrue at the rate of five percent per annum. Interest will be paid not less than annually on or before December 31 of each calendar year commencing on December 31, 2013. The entire balance, principal and accrued interest will be due on the third anniversary of the closing date of the sale. The Buyer may prepay the purchase price, plus any interest accrued to the date of full payment, at any time prior to the due date. Pending the performance of the Contract, an escrow agent will hold the original copy of the Contract, the warranty deed, and title insurance policy. The Buyer is responsible to insure any insurable buildings against loss by wind, weather, fire until the Contract is fully performed by the parties.

Simultaneous with the signing of the Contract, the Buyer took possession of the premises, except that the Seller will, through May 31, 2013, retain possession of and responsibility for the maintenance and utilities of the animal health building that houses the university’s veterinary technology program. Commencing June 1, 2013, the Seller will lease the 9,800 square feet animal health building and the associated parking lot from the Buyer for a term of 10 years at $9.00 per square foot in accordance with the terms of a lease agreement between the Buyer and the Seller, a form of which is attached to the Contract. The Seller will have the option of terminating the lease at the end of five years and the option to renew the lease for an additional five years.

The foregoing description of the Contract is qualified in its entirety by reference to such Contract, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On April 3, 2013, National American University Holdings, Inc. issued a press release announcing financial results for its third quarter ended February 28, 2013.

A copy of the press release announcing the foregoing financial results is being furnished to the Securities and Exchange Commission and is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed herewith:

Exhibit Number	Description

10.1	Contract for Deed, dated March 28, 2013

99.1	Press Release, dated April 3, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL AMERICAN UNIVERSITY HOLDINGS, INC.

By:	/s/ Ronald L. Shape
Ronald L. Shape, Ed. D.
Chief Executive Officer

Date: April 3, 2013

EXHIBIT INDEX

Exhibit Number	Description

10.1	Contract for Deed, dated March 28, 2013

99.1	Press Release, dated April 3, 2013